UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 31, 2016

HRG GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-4219	74-1339132
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 Park Avenue, 29th Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 906-8555

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

On May 31, 2016, Fidelity & Guaranty Life (“FGL”), a majority owned subsidiary of HRG Group, Inc. (“HRG” or the “Company”), filed a Form 8-K with the Securities and Exchange Commission (the “FGL 8-K”) providing an update to the status and timing of the previously announced merger agreement, dated as of November 8, 2015, by and among FGL, Anbang Insurance Group Co., Ltd. and certain of their subsidiaries (such merger, the “Merger”). Interested parties should read FGL’s announcements and public filings, including the FGL 8-K, regarding this transaction and related updates and changes with respect thereto.

Forward-Looking Statements

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995:  This Form 8-K contains, and certain oral statements made by our representatives from time to time may contain, forward-looking statements, including those statements regarding the Merger, the insurance regulatory approval process for the closing of the Merger, timing of closing of the Merger and other related matters.  All forward-looking statements address matters that involve risks and uncertainties, many of which are beyond HRG’s control.  Such statements are subject to risks and uncertainties that could cause actual results, events and developments to differ materially from those set forth in, or implied by, such statements and, therefore, you should not place undue reliance on any such statements.  These statements are based on the beliefs and assumptions of the Company’s management and the management of the Company’s subsidiaries.  Generally, forward-looking statements include information concerning current expectations, other actions, events, results, strategies and expectations and are generally, but not always, identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will,” “could,” “might,” or “continues” or similar expressions.  No forward-looking statement can be guaranteed.  Among other risks, there can be no guarantee that the Merger will be completed within the anticipated time frame or at all.  Factors that could cause actual results, events and developments to differ include, without limitation: the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger agreement; the outcome of any legal proceedings that may be instituted; and the inability to complete the Merger due to the failure to satisfy the conditions to the Merger, including the inability of Anbang to secure necessary regulatory approvals.  The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in the Company’s most recent reports on Form 10-K and Form 10-Q and other documents of the Company on file with, or furnished to, the U.S. Securities and Exchange Commission.  The Company does not undertake any obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of future events or changes to future operating results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 31, 2016	HRG GROUP, INC.

	By:	/s/ Ehsan Zargar
Name: Ehsan Zargar
Title: Senior Vice President, General Counsel and Corporate Secretary